UBS U.S. Allocation Fund

Prospectus | December 30, 2024

•  Class A: PWTAX

•  Class P: PWTYX

This prospectus offers Class A and Class P shares of UBS U.S. Allocation Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class P shares are available only to certain types of investors.

The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Please find the UBS family of funds' privacy notice on page B-1. Please find the UBS Asset Management business continuity and resilience overview on page B-3.

The fund is not a complete or balanced investment program.

UBS U.S. Allocation Fund
Fund Summary

Investment objective

Total return, consisting of long-term capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 20 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 57 of the fund's Statement of Additional Information ("SAI"). Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Class A and P shares of the fund have different fees and expenses as shown below.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None[1]	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.50%	0.50%
Service (12b-1) fees	0.25	None
Other expenses	0.28	0.26
Acquired fund fees and expenses[2]	0.01	0.01
Total annual fund operating expenses	1.04	0.77

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge ("CDSC") if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$650	$863	$1,092	$1,751
Class P	79	246	428	954

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US fixed income and equity securities. The following are the ranges within which the fund, under normal market circumstances, expects to allocate its assets among the various asset classes: (1) US equities—20-90%; (2) investment grade fixed income—0-70%; (3) high yield fixed income—0-15%; and (4) cash equivalents—0-50%. The fund may exceed these ranges and may modify them in the future.

Investments in fixed income securities, which are not subject to any credit rating or maturity limitations, may include debt securities of the US government, its agencies and instrumentalities; debt securities of US corporations; and mortgage-backed securities and asset-backed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. Equity investments may include large, intermediate and small capitalization companies. The fund may also invest in other securities, such as initial public offerings ("IPOs").

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the fund's investment strategies. The derivatives in which the fund may invest include futures, index options, forward agreements, swap agreements (specifically, total return swaps, interest rate swaps, and credit default swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices and forward agreements may also be used to adjust the fund's portfolio duration.

UBS Asset Management (Americas) LLC ("UBS AM"), the fund's investment advisor, actively manages the fund. As such, increased portfolio turnover may result in higher levels of brokerage commissions, transaction costs and taxable gains and may therefore adversely affect fund performance. The fund also may invest in other open-end investment companies advised by UBS AM and in exchange-traded funds ("ETFs") in order to pursue its investment objective. The fund pays expenses associated with such investments.

Management process

The fund is a multi-asset fund and allocates its assets among the major domestic asset classes (US fixed-income, including US high yield (lower-rated) securities, and US equities) based upon UBS AM's assessment of prevailing market conditions in the US and abroad. In determining the asset allocation of the fund, UBS AM may utilize fundamental valuation and market behavior indicators to construct the fund's portfolio.

Within the equity portion of the fund, UBS AM may focus on securities whose fundamental values (UBS AM's assessment of what a security is worth) it believes are greater than their market prices. UBS AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

UBS AM's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS AM manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Asset allocation risk: The risk that the fund may allocate assets to an asset category that underperforms other asset categories.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. Preferred stocks in which the fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are. Securities issued or guaranteed by the US Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the fund (e.g., Congressional debt ceiling impasses).

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, operational, legal, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund's use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended, could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Risk associated with value investing: Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally may be more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM may not produce the desired results.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Portfolio turnover risk: The fund may engage in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

IPOs risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Investing in ETFs risk: The fund's investment in ETFs may subject the fund to additional risks than if the fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if the fund had owned the underlying securities directly. The fund, and indirectly, shareholders of the fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Performance
Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of the S&P 500 Index, which represents a broad measure of market performance, as well as an additional index over time. The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by UBS AM that shows how the fund's performance compares to a benchmark constructed as follows: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

Annual total returns of Class A shares

Total return January 1 – September 30, 2024: 13.23%
Best quarter during calendar years shown—2Q 2020: 16.24%
Worst quarter during calendar years shown—1Q 2020: (14.53)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2023)

Class	1 year	5 years	10 years
Class A
Return before taxes	10.94%	9.37%	6.95%
Return after taxes on distributions	10.31	7.24	5.51
Return after taxes on distributions and sale of fund shares	6.47	6.95	5.24
Class P*
Return before taxes	17.72	10.91	7.84
S&P 500 Index	26.29	15.69	12.03
UBS U.S. Allocation Fund Benchmark (Indices reflect no deduction for fees, expenses or taxes.)	18.96	10.60	8.39

*  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

Investment advisor

UBS AM serves as the investment advisor to the fund.

Portfolio managers

•  Nicole Goldberger, Portfolio Manager, and Evan Brown, Portfolio Manager, have been portfolio managers of the fund since 2020 and 2021, respectively.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class P shares are available only to certain types of investors.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

UBS U.S. Allocation Fund: More information about the fund

Investment objective, strategies, securities selection and risks

Investment objective

The fund's investment objective is total return, consisting of long-term capital appreciation and current income, which may not be changed without shareholder approval.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US fixed income and equity securities. The following are the ranges within which the fund, under normal market circumstances, expects to allocate its assets among the various asset classes: (1) US equities—20-90%; (2) investment grade fixed income—0-70%; (3) high yield fixed income—0-15%; and (4) cash equivalents—0-50%. The fund may exceed these ranges and may modify them in the future. The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees ("board") without shareholder approval. However, the fund has a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% policy.

Investments in fixed income securities, which are not subject to any credit rating or maturity limitations, may include debt securities of the US government, its agencies and instrumentalities; debt securities of US corporations; and mortgage-backed securities and asset-backed securities. The fund invests in securities backed by the full faith and credit of the United States that are issued or guaranteed by the US government or its agencies and instrumentalities. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and

the Federal Housing Administration. The fund also invests in other securities issued by US government agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are Fannie Mae and Freddie Mac. The fund also invests in US government securities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

More information regarding non-government fixed income securities appears below.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The fund may also invest in other securities, such as initial public offerings ("IPOs"). The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

UBS U.S. Allocation Fund: More information about the fund

The fund also may invest in other open-end investment companies advised by UBS Asset Management (Americas) LLC ("UBS AM"), the fund's investment advisor, and in exchange-traded funds ("ETFs") in order to pursue its investment objective. The fund pays expenses associated with such investments.

Securities selection

The fund is a multi-asset fund and allocates its assets among the major domestic asset classes (US fixed income, including US high yield (lower-rated) securities, and US equities) based upon UBS AM's assessment of prevailing market conditions in the US and abroad. In determining the asset allocation of the fund, UBS AM may utilize fundamental valuation and market behavior indicators to construct the fund's portfolio.

Within the equity portion of the fund, UBS AM may focus on securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is UBS AM's assessment of what a security is worth. UBS AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS AM may purchase small, medium or large capitalization equity securities.

UBS AM may also select, for the equity portion of the fund, securities issued by large capitalization companies that are believed to have substantial potential for capital growth. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

In selecting fixed income securities, UBS AM uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS AM considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. Fixed income securities purchased by the fund will not have a maximum maturity limitation. The fund may invest in both investment grade and high yield (lower-rated) securities, or, if unrated, determined to be of comparable quality by UBS AM.

UBS AM's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS AM manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions

UBS U.S. Allocation Fund: More information about the fund

warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective. UBS AM actively manages the fund. As such, increased portfolio turnover may result in higher levels of brokerage commissions, transaction costs and taxable gains and may therefore adversely affect fund performance.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Asset allocation risk. The risk that the fund may allocate assets to an asset category that underperforms other asset categories. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by the fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on the fund. For example, a small investment in a derivative instrument may have a significant impact on the fund's exposure to interest rates, currency exchange rates or other investments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the

UBS U.S. Allocation Fund: More information about the fund

amount of the fund's initial investment. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Under Rule 18f-4 under the Investment Company Act of 1940, as amended ("Rule 18f-4"), related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, the fund has adopted a derivatives risk management program and appointed a derivatives risk manager that manages the program and communicates to the board of the fund. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations); operational risk (risk related to potential operational issues); and legal risk (the possibility of insufficient documentation, capacity or authority of a counterparty; or legality or unenforceability of a contract). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. Preferred stocks in which the fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

UBS U.S. Allocation Fund: More information about the fund

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the securities markets, making it harder for the fund to sell its investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund's securities holdings.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

IPOs risk. The purchase of shares issued in IPOs exposes the fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Investing in ETFs risk. The fund's investment in ETFs may subject the fund to additional risks than if the fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the fund to the risk that an ETF in which the fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an index ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or

UBS U.S. Allocation Fund: More information about the fund

number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if the fund had owned the underlying securities directly. The fund, and indirectly, shareholders of the fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Investment company risk. Investments in open or closed-end investment companies, including ETFs, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and the fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Management risk. The investment advisor's judgment about whether securities or instruments acquired by the fund will increase or decrease in value may prove to be incorrect. For example, the investment advisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but the investment advisor's expectations may not be realized, resulting in underperformance of and/or losses to the fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor, while designed to enhance returns, may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund. Also, in some cases, derivatives or other investments may be unavailable or the investment advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the fund.

Market risk. The risk that the market value of the fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

UBS U.S. Allocation Fund: More information about the fund

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural and environmental disasters, recessions, rapid inflation, the imposition of international sanctions, pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Portfolio turnover risk. The fund may engage in frequent trading from time to time, and consequently, the fund's investment strategies can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to the fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Risk associated with value investing. Securities selection based on value orientation involves certain risks. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, value-oriented stocks generally may be more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to

UBS U.S. Allocation Fund: More information about the fund

the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in the fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's investment advisor may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund's lending agent.

Cybersecurity risk. The fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund's investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund's ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

UBS U.S. Allocation Fund

Managing your fund account

Flexible pricing

The fund offers two classes of shares—Class A and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest, how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class P shares are available only to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The fund's sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares pay no 12b-1 distribution fees.

If you intend to purchase more than $2 million of Class A shares, subject to availability of your intermediary, you should instead purchase Class P shares, which have lower ongoing expenses.

The Class A shares sales charges for the fund are described in the following table.

UBS U.S. Allocation Fund

Class A shares sales charges:

	Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	offering price	net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge ("CDSC") of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

2  For sales of $1 million or more, UBS AM (US) pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions of Class A shares of any registered mutual fund for which UBS Asset Management (US) Inc. ("UBS AM (US)") or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money into Class A shares of the same fund within 365 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the board of directors/trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participat-

UBS U.S. Allocation Fund

ing in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code of 1986, as amended ("IRC").

11.  Broker-dealers or financial institutions that have entered into an agreement with UBS AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such con-

tract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A shares CDSC waivers—The CDSC will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS fund;

•  Exchanges between Family Funds ("Family Funds" include PACE® Select funds, UBS funds and other funds for which UBS AM (US) serves as principal underwriter), if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  – are limited annually to no more than 12% of the original account value;

UBS U.S. Allocation Fund

  – are made in equal monthly amounts, not to exceed 1% per month; and

  – the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Redemptions made for distributions from certain retirement plans (accounts); and

•  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A CDSC applicable to Class A shares exchanged for Class P shares (as described below) for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Class P shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares Right of accumulation

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A and/or Class P shares as well as those Class A and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning rights of accumulation. Please contact your investment professional for more information.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

UBS U.S. Allocation Fund

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge reductions and waivers for Class A shares

Additional information concerning sales charge reductions and waivers is available in the fund's SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS AM (US) or the fund. You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

UBS U.S. Allocation Fund

Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information regarding the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the fund's distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the fund's website at https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html. The information is presented in a clear and prominent format and you can click on links to see the information. The information contained in or otherwise accessible through the fund's website does not form part of this prospectus.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following investors are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC if shareholder servicing fees are paid exclusively outside of the participating funds;

UBS U.S. Allocation Fund

•  Shareholders who invest a minimum initial amount of $2 million in the fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the fund's transfer agent and purchases a minimum initial amount of $50,000;

•  Members of (and nominees to) the board of directors/trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established in his or her name directly at the fund's transfer agent;

•  Other investors as approved by the fund's board;

•  Investors who are clients of a fee-based advisory program, with a financial intermediary that has entered into a sales agreement with UBS AM (US), including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US);

•  Investors in a Merrill Advisory Program. Merrill Lynch brokerage account holders who hold Class A shares of the fund and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the fund may exchange those Class A shares for Class P shares of the fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges; and

•  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the fund's distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are lower than those for Class A shares.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described below; or

UBS U.S. Allocation Fund

•  Opening an account by exchanging shares from another Family Fund.

The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of the fund held by a shareholder through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in Class P shares. Financial intermediaries may only convert the shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Investors that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless the investor's financial intermediary has an agreement with the fund's distributor to offer Class P shares on its brokerage platform. Shareholders who hold Class P shares of the fund in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. Additionally, investors no longer participating in a fee based advisory program may be required by the financial intermediary to convert Class P shares to Class A shares of the fund. The Class A front-end sales charge will be waived for any such investors converting their Class P shares to Class A shares of the fund.

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

Additional compensation to affiliated dealer

UBS AM or UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund

UBS U.S. Allocation Fund

shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  Annual rate of 0.15% (15 basis points) of the value of the average monthly equity assets and 0.10% (10 basis points) of the average monthly fixed-income assets that are invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

The foregoing payments are made by UBS AM or UBS AM (US) out of their own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM's profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the fund, any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM's own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P Shares:

To open an account	$2,000,000
To add to an account	$0

(Different minimums may apply to certain Class P purchasers as noted above.)

UBS U.S. Allocation Fund

The fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A and then Class P.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution that utilizes the National Securities Clearing Corporation; however the fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the fund's transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay pro-

UBS U.S. Allocation Fund

ceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the fund for shares of the same class of most other Family Funds which currently offer them. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for more information.

You will not pay either a front-end sales charge or a CDSC when you exchange shares, but you may be subject to a CDSC if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in any of the Family Funds through the fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

UBS U.S. Allocation Fund

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 534416
Pittsburgh, PA 15253-4416

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund's principal under-

UBS U.S. Allocation Fund

writer. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund's transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund's transfer agent. If you transfer your shares to the fund's transfer agent, the fund's principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of the fund in lieu of transfer, you will pay a CDSC if such fee is applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of the fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase the fund's transaction costs, administrative costs or taxes. These factors may hurt the fund's performance and its shareholders.

The board has adopted the following policies as a means to discourage, detect and prevent market timing. The fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM, as the fund's investment advisor and administrator, determines to be a mar-

UBS U.S. Allocation Fund

ket timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from the fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to the fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of the fund on behalf of its clients.

Shares of the fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to iden-

tify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary provide underlying account detail. If UBS AM identifies market timing activity it will instruct the Financial Intermediary to block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM (US) will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the fund's transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While the fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect fund shareholders, the fund and UBS AM may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM. The Chief Compliance Officer of UBS AM will determine whether the policies and procedures sufficiently

UBS U.S. Allocation Fund

protect fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the fund and UBS AM may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/ platforms. In such cases, a Financial Intermediary through which a shareholder may own fund shares may impose frequent trading restrictions that differ from those of the fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the fund's principal underwriter and transfer agent, certain non-participant directed transactions in plans, and purchases and redemptions by UBS funds of funds.

Pricing and valuation

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund's assets are traded in other markets on days when the NYSE is not open, the value of the fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities

UBS U.S. Allocation Fund

or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund's custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to UBS AM the responsibility for making fair value determinations with respect to the fund's portfolio holdings. UBS AM, as the valu-

ation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influ-

UBS U.S. Allocation Fund

ence the market in which the securities or instruments are purchased and sold.

The fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

The fund's portfolio investments may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund's use of the practical expedient within ASC Topic 820, investments in

UBS U.S. Allocation Fund

non-registered investment companies are also valued at the daily net asset value. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Investment advisor

UBS AM is the fund's investment advisor and administrator. UBS AM is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2024, UBS AM had approximately $532 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.8 trillion in assets under management worldwide as of September 30, 2024. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries. UBS AM may use "associated persons" employed by affiliates of UBS AM in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio managers

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

The portfolio's asset allocation is team-managed by the Investment Solutions Portfolio Management Team. Nicole Goldberger and Evan Brown are co-

portfolio managers for the fund. As portfolio managers, Ms. Goldberger and Mr. Brown have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective. Ms. Goldberger and Mr. Brown also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests, which aids in research and idea generation. They also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

Nicole Goldberger, CFA, is a portfolio manager and Head of Global ex-Swiss Portfolio Management of the Active Multi-Asset team and a Managing Director at UBS AM. Ms. Goldberger has been at UBS AM since 2020. Prior to joining UBS AM, Ms. Goldberger worked in JPMorgan Asset Management's Multi-Asset Solutions team, where she was the lead portfolio manager responsible for managing global tactical asset allocation and balanced portfolios for institutional and retail clients. Prior to that, Ms. Goldberger was a portfolio manager for a range of different multi-asset class solutions, including flexible total return portfolios with private markets, diversified benchmark-aware mandates, 529 age-based portfolios, inflation-aware multi-strategy funds, liability-driven investment portfolios and target date funds. Ms. Goldberger has been a portfolio manager of the fund since 2020.

Evan Brown, CFA, is a portfolio manager and Head of Multi-Asset Strategy in the Active Multi-Asset team and a Managing Director at UBS AM.

UBS U.S. Allocation Fund

Mr. Brown has been at UBS AM since 2017. Prior to joining UBS AM, Mr. Brown was a strategist and portfolio manager for macro hedge fund strategies at Millennium. Previously, Mr. Brown co-ran the US FX (i.e., foreign exchange) strategy at Morgan Stanley. Mr. Brown has been a portfolio manager of the fund since 2021.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Ms. Goldberger and Mr. Brown.

Advisory and administration fees

The fund paid fees to UBS AM for advisory and administrative services during the last fiscal year at the effective annual rate of 0.50% of its average daily net assets. A discussion regarding the basis for the board's approval of the fund's Investment Advisory and Administration Contract with UBS AM is available in the fund's Form N-CSR for the fiscal period ended August 31, 2024.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to the fund, and therefore, is not subject to registration or regulation as a CPO under the CEA. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion or may withdraw its exclusion with respect to the fund (which may incur additional costs).

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

The fund has received an exemptive order from the SEC that permits its board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

Dividends and taxes

Dividends

The fund normally declares and pays dividends annually. The fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of the fund's shares, while Class P shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

UBS U.S. Allocation Fund

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. The gain will be taxed at the long term capital gain rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short term capital gain which is generally taxed as ordinary income.

Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non-US shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the fund's default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

UBS U.S. Allocation Fund

Taxable distributions to non-residents are generally expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund's SAI.

Disclosure of portfolio holdings

The fund will generally post on UBS AM's Web site at https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html, its ten largest equity holdings, and the percentage that each of these holdings represents of the fund's total assets, as of the most recent calendar-quarter end, on or about 25 days after the end of the calendar quarter.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and posted on the fund's website at https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html. The Forms N-PORT for the last month of the applicable fiscal quarter and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The annual and semiannual reports for the fund will also be posted on the fund's website at https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html. Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

UBS U.S. Allocation Fund: Class A

Financial highlights

The following financial highlights tables are intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Form N-CSR. The Form N-CSR may be obtained without charge by calling 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$44.91	$45.40	$60.43	$52.91	$46.27
Net investment income (loss)[1]	0.74	0.64	0.42	0.30	0.48
Net realized and unrealized gain (loss)	6.80	2.85	(6.37)	11.04	7.13
Net increase (decrease) from operations	7.54	3.49	(5.95)	11.34	7.61
Dividends from net investment income	(0.65)	(0.38)	(0.05)	(0.64)	(0.34)
Distributions from net realized gains	—	(3.60)	(9.03)	(3.18)	(0.63)
Total dividends and distributions	(0.65)	(3.98)	(9.08)	(3.82)	(0.97)
Net asset value, end of year	$51.80	$44.91	$45.40	$60.43	$52.91
Total investment return[2]	16.97%	8.72%	(11.69)%	22.37%	16.65%
Ratios to average net assets:
Expenses	1.03%	1.00%	0.97%	0.94%	0.99%
Net investment income (loss)	1.56%	1.49%	0.81%	0.54%	1.00%
Supplemental data:
Net assets, end of year (000's)	$193,955	$186,809	$195,884	$243,513	$216,656
Portfolio turnover	58%	65%	96%	69%	129%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UBS U.S. Allocation Fund: Class P

Financial highlights (concluded)

Class P

	Years ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$46.26	$46.66	$61.87	$54.07	$47.25
Net investment income (loss)[1]	0.89	0.78	0.57	0.46	0.62
Net realized and unrealized gain (loss)	7.01	2.94	(6.55)	11.30	7.30
Net increase (decrease) from operations	7.90	3.72	(5.98)	11.76	7.92
Dividends from net investment income	(0.77)	(0.52)	(0.20)	(0.78)	(0.47)
Distributions from net realized gains	—	(3.60)	(9.03)	(3.18)	(0.63)
Total dividends and distributions	(0.77)	(4.12)	(9.23)	(3.96)	(1.10)
Net asset value, end of year	$53.39	$46.26	$46.66	$61.87	$54.07
Total investment return[2]	17.29%	9.02%	(11.44)%	22.69%	16.98%
Ratios to average net assets:
Expenses	0.76%	0.74%	0.70%	0.67%	0.72%
Net investment income (loss)	1.83%	1.76%	1.08%	0.81%	1.28%
Supplemental data:
Net assets, end of year (000's)	$35,390	$32,472	$32,019	$36,117	$30,132
Portfolio turnover	58%	65%	96%	69%	129%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

*****

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill Lynch ("Merrill") platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in the fund's prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the investor's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Investors are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers on Class A Shares Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

Shares purchased through the Merrill Edge Self-Directed platform

Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))

Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

Shares sold due to return of excess contributions from an IRA account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle investors to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Shares purchased through a Morgan Stanley self-directed brokerage account

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment advisor for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

Shares purchased in an investment advisory program.

Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James:
breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS U.S. Allocation Fund

Privacy notice
This privacy notice is not part of the prospectus.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds and the PACE® Funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their

UBS U.S. Allocation Fund

customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy notice
This privacy notice is not a part of the prospectus.

UBS U.S. Allocation Fund

This business continuity and resilience overview is not a part of the prospectus.

Business continuity and resilience overview

UBS Asset Management, Americas Region

UBS is committed to ensuring continuity of service for our clients and the broader financial markets.

In line with the latest regulatory expectations and guidelines, UBS's Business Continuity & Resilience (BCR) program encompasses a mature Business Continuity Management program aligned to industry best practices to ensure Enhanced Operational Resilience.

Standard Business Continuity Management minimizes the risk and impact of an unplanned disruption of business activities by applying readiness and response plans against a standard set of impact scenarios: Loss of Building; Loss of Critical Technology; Loss of Critical Third Party; or Unavailability of Staff.

Additionally, Enhanced Operational Resilience minimizes the risk and impact of an unplanned disruption on markets and clients, and ensures the safety and soundness of UBS's most important business services. It includes risk mitigation beyond standard BCM scenarios, including cyber-attack.

Furthermore, when business activities are at risk of significant disruption, Crisis Management provides the communication protocols and pre-determined escalation paths to ensure effective response and a managed recovery to meet pre-determined recovery objectives.

The BCR Program covers all UBS business units and locations. It is subject to review by all applicable regulatory authorities.

Key features

•  A team of full-time BCR professionals responsible for managing and monitoring the Firm's preparedness for both standard and severe scenarios

•  Defined global, regional and business aligned governance bodies with executive ownership of BCR

•  Training and awareness for staff with defined BCR roles and responsibilities

UBS U.S. Allocation Fund

•  Well established business continuity and resilience practices, crisis management procedures and policies to ensure appropriate and prioritized resilience in order to meet recovery objectives

•  Risk and impact assessments of locations and processes to ensure appropriate plans are in place to mitigate prevalent risks

•  Review and testing of continuity and crisis management plans, systems, third parties, and data centers to ensure recovery objectives and timeframes can be met

•  Global, regional and local/intra-region recovery solutions including dedicated and displacement recovery seating; wide-spread remote working capabilities; splitting or transferring work between geographically disbursed teams

•  Defined crisis management governance and escalation protocols with clear crisis communications strategies

•  Timely monitoring of, and adaptation to, changing client and regulatory requirements

This business continuity and resilience overview is not a part of the prospectus.

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If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports and Forms N-CSR Filed

with the SEC

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders and Forms N-CSR filed with the SEC. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year. In Forms N-CSR, you will find the fund's annual and semiannual financial statements.

Statement of additional information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and the SAI and other information such as the fund financial statements by contacting the fund directly at 1-800-647 1568. The fund's annual and semi-annual reports and its SAI and other information such as the fund financial statements will also be posted on the UBS website at the following internet address: https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html.

You may also request other information about the fund and make shareholder inquiries via this number above.

You can get copies of reports and other information about the fund:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2024. All rights reserved.

UBS Investment Trust—UBS U.S. Allocation Fund

Investment Company Act File No. 811-6292

UBS Asset Management (Americas) LLC

is a subsidiary of UBS AG.

S441

UBS U.S. Allocation Fund

Prospectus | December 30, 2024